FIRST BANK SYSTEM, INC.
                           1991 STOCK INCENTIVE PLAN
                (Including Amendments Effective April 21, 1993,
               Amendments Effective April 28, 1994 and Amendments
                           Effective April 26, 1995)


SECTION 1.  PURPOSE; EFFECT ON PRIOR PLANS.

                  (a) Purpose. The purpose of the First Bank System, Inc. 1991 Stock Incentive Plan (the "Plan") is to aid in attracting and retaining management personnel and members of the Board of Directors who are not also employees ("Non-Employee Directors") of First Bank System, Inc. (the "Company") capable of assuring the future success of the Company, to offer such personnel and Non-Employee Directors incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel and Non-Employee Directors an opportunity to acquire a proprietary interest in the Company.

                  (b) Effect on Prior Plans. From and after the effective date of the Plan, no stock options or restricted stock awards shall be granted under the Company's 1987 Stock Option Plan and Special Performance and Retention Plan. All outstanding stock options and restricted stock awards previously granted under the 1987 Stock Option Plan and Special Performance and Retention Plan shall remain outstanding in accordance with the terms thereof.

SECTION 2.  DEFINITIONS.

                  As used in the Plan, the following terms shall have the meanings set forth below:

                  (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and
(ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

                  (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or other Stock-Based Award granted under the Plan.

                  (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

                  (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than three directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3. Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code.

                  (f) "Dividend Equivalent" shall mean any right granted under
Section 6(e) of the Plan.

                  (g) "Eligible Person" shall mean any employee, officer, consultant or independent contractor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. Eligible Person shall not include any Non-Employee Director, who shall receive Awards only pursuant to Section 6(h) of the Plan.

                  (h) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee or, in the case of grants pursuant to Section 6(h), the Board of Directors. Notwithstanding the foregoing, for purposes of the Plan, the Fair Market Value of Shares on a given date shall be the closing price of the Shares as reported on the New York Stock Exchange on such date, if the Shares are then quoted on the New York Stock Exchange.

                  (i) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of
Section 422 of the Code or any successor provision.

                  (j) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan, or Section 6(h) of the Plan in the case of grants to Non-Employee Directors, that is not intended to be an Incentive Stock Option.

                  (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                  (l) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

                  (m) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

                  (n)  "Performance Award" shall mean any right granted under
Section 6(d) of the Plan.

                  (o) "Person" shall mean any individual, corporation, partnership, association or trust.

                  (p) "Restricted Stock" shall mean any Share granted under
Section 6(c) of the Plan.

                  (q) "Restricted Stock Unit" shall mean any unit granted under
Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

                  (r) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

                  (s) "Shares" shall mean shares of Common Stock, $1.25 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

                  (t) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

SECTION 3.  ADMINISTRATION.

                  (a) Power and Authority of the Committee. The Plan shall be administered by the Committee; provided, however, that Section 6(h) of the Plan shall not be administered by the Committee but rather by the Board of Directors subject to the provisions and restrictions of such Section 6(h). Subject to the terms of the Plan and applicable law, and except with respect to Section 6(h) of the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock or Restricted Stock Units; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

                  (b) Meetings of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as the Committee may determine. A majority of the Committee's members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

SECTION 4.  SHARES AVAILABLE FOR AWARDS.

                  (a) Shares Available. Subject to adjustment as provided in
Section 4(c), the number of Shares available for granting Awards under the Plan shall be 5,000,000. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with satisfaction of tax obligations relating to an Award in accordance with the provisions of Section 8(a) of the Plan, shall again be available for granting Awards to Eligible Persons who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

                  (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

                  (c) Adjustments. In the event that the Committee (or, in the case of grants under Section 6(h) of the Plan, the Board of Directors) shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee (or, in the case of grants under Section 6(h) of the Plan, the Board of Directors) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee (or, in the case of grants under Section 6(h) of the Plan, the Board of Directors) shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and
(iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

                  (d) Incentive Stock Options. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 3,000,000, subject to adjustment as provided in the Plan and Section 422 or 424 of the Code or any successor provisions.

                  (e) Award Limitations Under the Plan. No Eligible Person may be granted any Award or Awards, the value of which Awards are based solely on an increase in the value of the Shares after the date of grant of such Awards, for more than 500,000 Shares, in the aggregate, in any three calendar year period beginning with the period commencing January 1, 1994 and ending December 31, 1996; provided, however, that such limitation shall apply only to Shares available for granting Awards under the Plan pursuant to amendments to the Plan submitted for stockholder approval at the Company's 1994 annual meeting of stockholders and amendments adopted thereafter. The foregoing limitation specifically includes the grant of any "performance-based" Awards within the meaning of ss.162(m) of the Code.

SECTION 5.  ELIGIBILITY.

                  Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant; provided, however, that an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision. Non-Employee Directors shall receive Awards of Non-Qualified Stock Options as provided in Section 6(h) of the Plan.

SECTION 6.  AWARDS.

                  (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                   (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

                   (ii) Option Term. The term of each Option shall be fixed by the Committee.

                   (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

                   (iv) Reload Options. The Committee may grant "reload" options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee and any applicable requirements of Rule 16b-3 or any other applicable law, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of shares of the Company's Common Stock owned by the Participant pursuant to Section 6(a)(iii) hereof or the relevant provisions of another plan of the Company, and/or when shares of the Company's Common Stock are tendered or forfeited as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an option, which new Option would be an option to purchase the number of Shares not exceeding the sum of (A) the number of shares of the Company's Common Stock provided as consideration upon the exercise of the previously granted option to which such "reload" option relates and
         (B) the number of shares of the Company's Common Stock tendered or forfeited as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of the option to which such "reload" option relates. "Reload" options may be granted with respect to options previously granted under this Plan, the First Bank System 1987 Stock Option Plan or any other stock option plan of the Company, and may be granted in connection with any Option granted under this Plan at the time of such grant. Such "reload" options shall have a per share exercise price equal to the Fair Market Value as of the date of grant of the new Option.

                  (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

                  (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                   (i) Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

                  (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

                   (iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units.

                  (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee.

                  (e) Dividend Equivalents. The Committee is hereby authorized to grant to Participants Dividend Equivalents under which such Participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

                  (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

                  (g) General. Except as otherwise specified with respect to Awards to Non-Employee Directors pursuant to Section 6(h) of the Plan:

                  (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

                 (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                (iii) Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

                   (iv) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                   (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

                   (vi) Restrictions; Securities Exchange Listing. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee (or, in the case of grants under Section 6(h) of the Plan, the Board of Directors) may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee (or, in the case of grants under Section 6(h) of the Plan, the Board of Directors) may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

                  (h) Non-Qualified Stock Options to Non-Employee Directors. The Board of Directors shall issue Non-Qualified Stock Options to Non-Employee Directors in accordance with this Section 6(h).

                  Each Non-Employee Director serving on the Company's Board of Directors immediately following the 1993 Annual Meeting of Stockholders of the Company shall be granted, as of the date of such meeting, a Non-Qualified Stock Option to purchase 2,500 Shares (subject to adjustment pursuant to Section 4(c) of the Plan). Each Non-Employee Director first elected or appointed to the Company's Board of Directors after the 1993 Annual Meeting of Stockholders and during the term of the Plan shall be granted, as of the date of such Director's first election or appointment to the Board of Directors, a Non-Qualified Stock Option to purchase 2,500 Shares (subject to adjustment pursuant to Section 4(c) of the Plan). After the initial grant to each Non-Employee Director as set forth above in this Section 6(h), each such Director shall be granted during the term of the Plan, as of the date of each Annual Meeting of Stockholders of the Company, if such Director's term of office continues after such date, a Non-Qualified Stock Option to purchase 1,000 Shares (subject to adjustment pursuant to Section 4(c) of the Plan); provided that such number of shares shall be increased from 1,000 Shares to 1,500 Shares (subject to adjustment pursuant to Section 4(c) of the Plan) for any such grants occurring on or after the date of the Company's 1995 Annual Meeting of Stockholders.

                  Each Non-Qualified Stock Option granted to a Non-Employee Director pursuant to this Section 6(h) shall be exercisable in full as of the date of grant, shall have an exercise price equal to the Fair Market Value of a Share on the date of grant and shall expire on the tenth anniversary of the date of grant, except as provided below. This Section 6(h) shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules and regulations thereunder.

                  Subject to the last sentence of this paragraph, and except as hereinafter provided, each Option granted pursuant to this Section 6(h) on or after the date of the Company's 1995 Annual Meeting of Stockholders shall include, and all outstanding Options on the date of the Company's 1995 Annual Meeting of Stockholders granted pursuant to this Section 6(h) shall be deemed amended to include, a provision entitling the optionee to a further Non-Qualified Stock Option (a "Non-Employee Director Reload Option") in the event the optionee exercises such an Option, in whole or in part, by surrendering other Shares in accordance with this Section 6(h) and the terms of the Option. Any such Non-Employee Director Reload Option (i) shall be for a number of Shares equal to the number of Shares surrendered as part or all of the exercise price of the Option to which it relates; (ii) shall have an expiration date which is the same as the expiration date of the Option to which it relates;
(iii) shall have an exercise price equal to the Fair Market Value of a Share on the date of exercise of the Option to which it relates; and (iv) shall be exercisable in full as of the date of grant. A Non-Employee Director Reload Option may be reloaded under the same terms, provided that the original Option to which such series of Non-Employee Director Reload Options relates may be reloaded a maximum of three times. Non-Employee Director Reload Options shall only be granted to a Director during such Director's term as a Non-Employee Director. Any such Non-Employee Director Reload Option shall be subject to availability of sufficient shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Non-Employee Director Reload Option. The provisions of this paragraph shall not become effective and shall be void unless and until receipt by the Company of an interpretive letter from the Securities and Exchange Commission or an opinion of counsel reasonably acceptable to the Company to the effect that the grant of such reload options will not cause any such Non-Employee Director to lose his or her status as a "disinterested person" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

                  All grants of Non-Qualified Stock Options pursuant to this
Section 6(h) shall be automatic and non-discretionary and shall be made strictly in accordance with the foregoing terms and the following additional provisions:

                   (i) Non-Qualified Stock Options granted to a Non-Employee Director hereunder shall terminate and may no longer be exercised if such Director ceases to be a Non-Employee Director of the Company, except that:

                    (A) If such Director's term shall be terminated for any
               reason other than gross and willful misconduct, death, disability, or retirement, such Director may at any time within a period of three months after such termination, but not after the termination date of the Option, exercise the Option.


                    (B) If such Director's term shall be terminated by reason of gross and willful misconduct during the course of the term, including but not limited to, wrongful appropriation of funds of the Company or the commission of a gross misdemeanor or felony, the Option shall be terminated as of the date of the misconduct.


                    (C) If such Director's term shall be terminated by reason of disability or retirement, such Director may exercise the Option in accordance with the terms thereof as though such termination had never occurred. If such Director shall die following any such termination, the Option may be exercised in accordance with its terms by the personal representatives or administrators of such Director or by any person or persons to whom the Option has been transferred by will or the applicable laws of descent and distribution.


                    (D) If such Director shall die while a Director of the
               Company or within three months after termination of such Director's term for any reason other than disability or retirement or gross and willful misconduct, the Option may be exercised in accordance with its terms by the personal representatives or administrators of such Director or by any person or persons to whom the Option has been transferred by will or the applicable laws of descent and distribution.

                  (ii) Non-Qualified Stock Options granted to Non-Employee Directors may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal executive offices, to the attention of the Company's Secretary. The notice shall state the number of shares as to which the Option is being exercised and be accompanied by payment of the purchase price. A Non-Employee Director may, at such Director's election, pay the purchase price by check payable to the Company, by promissory note, or in shares of the Company's Common Stock, or in any combination thereof having a Fair Market Value on the exercise date equal to the applicable exercise price. If payment or partial payment is made by promissory note, such note shall (A) be secured by the Shares to be delivered upon exercise of such Option (other than those withheld in payment of taxes as set forth below), (B) be limited in principal amount to the maximum amount permitted under applicable laws, rules and regulations, (C) be for a term of six years and (D) bear interest at the applicable federal rate (as determined in accordance with Section 1274(d) of the Code), compounded semi-annually.

                  (iii) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Non-Employee Director, are withheld or collected from such Director. At any time when a Non-Employee Director is required to pay the Company an amount required to be withheld under applicable income tax laws in connection with an Option granted pursuant to this Section 6(h), such Director may (A) elect to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise of such Option with a Fair Market Value equal to the amount of such taxes (an "Election") or (B) deliver to the Company Shares other than Shares issuable upon exercise of such Option with a Fair Market Value equal to the amount of such taxes. An Election, if any, must be made on or before the date that the amount of tax to be withheld is determined. The Board of Directors may disapprove of any Election, may suspend or terminate the right to make Elections, may limit the amount of any Election, and may make rules concerning the required information to be included in any Election. Non-Employee Directors may only make an Election in compliance with the Rules established by the Company to comply with Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

SECTION 7. AMENDMENT AND TERMINATION; ADJUSTMENTS.

                  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

                  (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

                     (i) would cause Rule 16b-3 to become unavailable with respect to the Plan;

                    (ii) would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to the Company; or

                   (iii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

                   (b) Amendments to Awards. Except with respect to Awards granted pursuant to Section 6(h) of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

                   (c) Correction of Defects, Omissions and Inconsistencies. The Committee (or, in the case of grants under Section 6(h) of the Plan, the Board of Directors) may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. INCOME TAX WITHHOLDING; TAX BONUSES.

                  (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

                  (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter, to approve cash bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

SECTION 9. GENERAL PROVISIONS.

                  (a) No Rights to Awards. Except as otherwise provided in
Section 6(h) of the Plan, no Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

                  (b) Delegation. The Committee may delegate to one or more officers of the Company or any Affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Eligible Persons who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

                  (c) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company.

                  (d) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                  (e) No Right to Employment, Etc. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a Non-Employee Director the right to continue as a Director, of the Company or any Affiliate. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a Non-Employee Director, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (f) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Minnesota.

                  (g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee (or, in the case of grants under Section 6(h) of the Plan, the Board of Directors), such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee (or, in the case of grants under Section 6(h) of the Plan, the Board of Directors), materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

                  (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                  (i) No Franctional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee (or, in the case of grants under Section 6(h) of the Plan, the Board of Directors) shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

                  (j) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 10. EFFECTIVE DATE OF THE PLAN.

                  The Plan shall be effective as of the date of its approval by the stockholders of the Company.

SECTION 11. TERM OF THE PLAN.

                  Awards shall only be granted under the Plan during a 10-year period beginning on the effective date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.